                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Seeks long-term capital growth

KEMPER GLOBAL
BLUE CHIP FUND

    "Despite successive rate reductions, investors began a broad sell-off in the U.S. stock market that left few sectors -- and few countries -- untouched."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

10
LARGEST HOLDINGS

11
PORTFOLIO OF INVESTMENTS

16
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

21
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE


 KEMPER GLOBAL BLUE CHIP FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER GLOBAL BLUE CHIP     KEMPER GLOBAL BLUE CHIP       LIPPER GLOBAL FUNDS
KEMPER GLOBAL BLUE CHIP FUND CLASS A                  FUND CLASS B                FUND CLASS C              CATEGORY AVERAGE
------------------------------------             -----------------------     -----------------------       -------------------
-6.12                                                     -6.53                       -6.52                      -11.22

PLEASE CALL (800) 621-1048 FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE. PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WHILE ALL SHARE CLASSES HAVE THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER. FOR ADDITIONAL INFORMATION, SEE THE FUND'S PROSPECTUS.

INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK. SOME FUNDS, SUCH AS THIS ONE, HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, FOREIGN SECURITIES OR MARKET CAPITALIZATION. PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

KEMPER GLOBAL BLUE CHIP FUND MERGED INTO IDENTICALLY MANAGED SCUDDER GLOBAL FUND ON JUNE 15, 2001.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS A                        $11.74     $13.12
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS B                        $11.36     $12.77
 .........................................................
    KEMPER GLOBAL BLUE CHIP FUND
    CLASS C                        $11.39     $12.80
 .........................................................

 KEMPER GLOBAL BLUE CHIP FUND LIPPER
 RANKINGS AS OF 4/30/01

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL FUNDS CATEGORY

                        CLASS A                 CLASS B                 CLASS C
 ..........................................................................................
    1-YEAR          #61 of 262 funds        #64 of 262 funds        #63 of 262 funds
 ..........................................................................................
    3-YEAR          #60 of 202 funds        #75 of 202 funds        #74 of 202 funds
 ..........................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 4/30/01.
BOX]                       Placement within the Morningstar Equity Style
                           Box(TM) is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund's portfolio holdings. These numbers are drawn from the fund's portfolio holdings data most recently entered into Morningstar's database and market conditions as of the date indicated above.

TERMS TO KNOW

EMPOWERED CONSUMER COMPANY A company possessing technologies that empower consumers to obtain more competitive pricing for products and services.
EUROPEAN CENTRAL BANK (ECB) The bank founded to oversee monetary policy for the 11 countries that began converting their local currencies to the euro on January 1, 1999. The ECB's primary mission is to maintain price stability and issue euro currency.

MACROECONOMICS The analysis of a nation's economy as a whole, using such aggregate data as price levels, unemployment, inflation and industrial production.

MICROECONOMICS The analysis of the operations of the components of a nation's economy, such as individual businesses, households and consumers.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually by sector, industry or country -- within a portfolio relative to a benchmark index (e.g., the MSCI World Index) or an investment universe.

RESTRUCTURING The implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ULTIMATE SUBCONTRACTOR COMPANY Any of the more "traditional" companies, both cyclical and noncyclical, committed to consolidation and capital discipline.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[HOLZER PHOTO]

WILLIAM HOLZER IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. HE IS THE PRODUCT LEADER FOR THE FIRM'S GLOBAL EQUITY INVESTMENT GROUP AND IS FATHER TO THE UNIQUE THEMATIC INVESTMENT PHILOSOPHY PREVALENT IN ALL OF THE FIRM'S GLOBAL-MANDATE PORTFOLIOS, INCLUDING KEMPER GLOBAL BLUE CHIP FUND AND SCUDDER GLOBAL FUND. PRIOR TO JOINING THE FIRM IN 1980, HE WORKED FOR SEVERAL YEARS AS A CREDIT ANALYST AND A SECURITIES ANALYST IN THE UNITED KINGDOM. HOLZER HOLDS A DEGREE IN ECONOMICS FROM THE UNIVERSITY OF LANCASTER AND A MASTER'S DEGREE FROM NEW YORK UNIVERSITY.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE WORLD'S MAJOR DEVELOPED AND EMERGING MARKETS
FALTERED AS THE U.S. ECONOMY -- THE MAIN ENGINE OF
GLOBAL GROWTH -- STAGNATED DURING THE SEMIANNUAL
PERIOD. LEAD PORTFOLIO MANAGER WILLIAM HOLZER TELLS
HOW STRATEGIC PORTFOLIO POSITIONING AND DIVERSE
INVESTMENT THEMES HELPED KEMPER GLOBAL BLUE CHIP
FUND PROVE MORE RESILIENT THAN THE BENCHMARK INDEX
AND ITS PEERS DURING THE SIX MONTHS ENDED APRIL 30,
2001.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF KEMPER GLOBAL BLUE CHIP FUND
PERFORMANCE FOR THE SEMIANNUAL PERIOD AND THE PRIMARY REASONS BEHIND IT?

A     Slower-than-expected U.S. economic growth and continued deflation of the speculative bubble in technology created a dismal global investment environment during the period. Our forward-thinking, thematic investment approach enabled the fund to significantly outperform both the benchmark index and its peers, though we were still in the red. Kemper Global Blue Chip Fund declined 6.12 percent (Class A shares unadjusted for sales charges) for the six months ended April 30, 2001. In comparison, the MSCI World Index dipped 10.74 percent. The index includes stocks traded in Europe, Australia and the Far East, plus the United States, Canada and South Africa, weighted by capitalization.

Q     WILL YOU PROVIDE AN OVERVIEW OF THE ECONOMIC AND POLITICAL BACKDROP DURING
THE PERIOD, FOCUSING PARTICULARLY ON THE GLOBAL IMPACT OF SLOWING U.S. ECONOMIC GROWTH?

A     The U.S. economy has a broad and important impact on major and emerging markets around the world. During the period, stagnant economic growth, disappointing corporate earnings and persistent market volatility in the United States gravely affected Japan and the emerging markets, which depend heavily upon American consumerism to support their export economies. Moreover, economic conditions in the United States put at risk many European companies that have been acquired by North American companies as part of a growing trend in recent years.

  In the waning months of 2000, the mantle of growth appeared to be passing from the United States to Europe, which was taking on new allure. The region's structural reforms and macroeconomic advantages relative to the United States and Japan -- the latter of which remained incapable of engineering the reforms necessary to move its economy ahead -- reversed outward investment flows. The euro, which in October strengthened against the dollar, appreciated rapidly through December. Anxious investors around the world bailed out of technology and other high-expectation/high-valuation stocks, choosing instead more traditionally defensive industry sectors, such as energy and finance. The market's intensifying aversion to risk weighed heavily on nearly all emerging markets.

  Shortly after the New Year, in an aggressive attempt to avert recession, the U.S. Federal Reserve dramatically reversed its monetary policy. The Fed was widely criticized, however, for reacting too late. By then, many investors believed that an extended economic downturn in the United States would be unavoidable. Despite successive rate reductions,

PERFORMANCE UPDATE

investors began a broad sell-off in the U.S. stock market that left few sectors -- and few countries -- untouched.

  While attention was focused on the United States, the world's other major markets suffered setbacks as well. Japan's lingering political crisis, its inability to deal with a long-crippled banking sector and weakening U.S. demand for more competitive Japanese exports severely curtailed investment opportunity. In addition, to deal with admitted deflationary pressures, the Bank of Japan was forced to return to a zero-interest-rate policy. The yen weakened. In Europe, falling technology, media and telecommunications (TMT) shares eroded business confidence. The euro depreciated against the U.S. dollar once again. Meanwhile, emerging markets mustered a more robust recovery. The limited size of these markets and their dependence on the major world economies, however, rendered them bit players in a larger scene.

  The global equity markets in April rallied strongly in response to the Fed's surprising move to reduce interest rates a third time. Supported by stronger-than-expected U.S. consumer spending and GDP growth, global markets rose in concert. In addition, the surprising selection of pro-reform candidate Junichiro Koizumi as interim prime minister was a boon to Japan. It's important to note, however, that the economic and political costs of genuine reform will be high in the deeply traditional Japanese society. While admirable progress has been made with corporate restructuring at companies exposed to international competition, overall economic structural reform is still pending.

Q     WHAT WORKED WELL FOR KEMPER GLOBAL BLUE CHIP FUND DURING THE PERIOD?

A     Against this mixed backdrop, portfolio performance during November and
December was particularly strong. Our earlier moves to reduce exposure to so-called new-economy stocks under the Empowered Consumer (technology, telecommunications) theme, and to increase exposure to the noncorrelated risks of the Ultimate Subcontractors (mining, energy) and Secure Streams of Income (utilities, defense contractors) proved correct and rewarding. An important investment idea under these three themes is that these heavy-asset businesses have been starved of capital while capital was over allocated to the TMT sectors, so that there is now the potential for capacity shortages. One key element of our approach to risk management is to incorporate a diversity of ideas, into the portfolio. This strategy continued to produce relatively low-risk characteristics, as measured by the volatility of fund returns, which is the hallmark of our investment style.

  Overall, although market conditions changed substantially over the period, major mining holdings, oil companies such as Shell and Anadarko Petroleum, and industrial gas producer Air Products -- all held under our Ultimate Subcontractor theme -- made useful positive contributions to portfolio returns. Similarly, stock selection within our Empowered Consumer theme such as AOL Time Warner and Vivendi, as well as diversified technology holdings within our Virtuality theme such as IBM and Sabre Group, helped buoy the fund.

Q     WERE THERE ANY DISAPPOINTMENTS?

A     The first quarter of 2001 was especially difficult. Not a single major market produced positive returns for the quarter. The fund lost ground as well. Overall, our strategies that proved effective prior to January were less successful thereafter, when markets reversed. Market erosion as every index sector produced negative returns due to increasing fear of recession in the United States and shrinking consumer spending, rather than the failure of individual holdings, hampered performance of stocks held under the Ultimate Subcontractor and Secure Streams of Income themes. Nonetheless, the significant earnings disappointment from cash-rich telecommunications holding Cable & Wireless and another bad surprise from Secure Streams of Income holding Railtrack were especially disappointing.

Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR INVESTING?

A     The "misallocation" of capital into all things technology lasted from late
1998 until early 2000, when investors returned their attention to the bottom line. The overall operating environment that has replaced the once booming global economy can be characterised as the "auction economy," in which technology -driven new-market forces and overcapacity are threatening returns on capital as declining prices bite into profits. Historically high levels of corporate debt coupled with slowing consumer and capital spending produced a veritable "who's who" of technology companies announcing declining

PERFORMANCE UPDATE

earnings and no forward earnings visibility during the period. We expect that the companies that will survive are those that use their balance sheets and market scale to build market share (while eroding margins) in order to provide competitive pricing.

Q     HOW WILL YOU POSITION THE PORTFOLIO GOING FORWARD?

A     Conventional wisdom suggests that liquidity will work wonders on the global markets and that the U.S. economy will rebound in the second half of 2001, with technology leading the markets once again. This may not be true, especially if the U.S. consumer decides to save rather than spend. Our focus is on the Virtuality theme, in which we favor asset-light businesses that exploit knowledge or create new monopolistic markets. In a barbell-like fashion, we'll also seek long-established, asset-heavy businesses with annuity-like characteristics usually consistent with the Ultimate Subcontractor and Secure Streams of Income themes. Our observations suggest that we should proceed cautiously in terms of legacy businesses, many of which suffer from the twin challenges of competition from Virtual companies and improved pricing power from Ultimate Sub-contractors, as well as excess capacity.

  Aside from persistent currency problems, we believe Europe remains relatively attractive. Structural reforms continue, including tax reductions. The portfolio, which is already well exposed to Europe, will be positioned to exploit these opportunities further.

  Finally, we will continue to keep a careful eye on opportunities in Japan. Returns on capital at Japanese companies are poised to recover from very low levels, in stark contrast to the rest of the world. Political developments there will hold the key.

  In all, our thematic approach has helped us to fare better than the market aggregates during the downturn. We will continue to work closely with our in-house analysts to thoroughly research companies in which we might invest.

LARGEST HOLDINGS

KEMPER GLOBAL BLUE CHIP FUND'S 15 LARGEST HOLDINGS*
Representing 29.5 percent of the fund's equity holdings as of April 30, 2001

               HOLDINGS                             COUNTRY                   PERCENT
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
1.             EXELON                               United States               3.2%
-------------------------------------------------------------------------------------
2.             ANADARKO PETROLEUM                   United States               3.0%
-------------------------------------------------------------------------------------
3.             SABRE GROUP HOLDINGS                 United States               2.8%
-------------------------------------------------------------------------------------
4.             ALBERTA ENERGY                       Canada                      2.4%
-------------------------------------------------------------------------------------
5.             RIO TINTO                            United Kingdom              2.4%
-------------------------------------------------------------------------------------
6.             AVENTIS                              France                      2.1%
-------------------------------------------------------------------------------------
7.             NESTLE                               Switzerland                 1.7%
-------------------------------------------------------------------------------------
8.             BURLINGTON RESOURCES                 United States               1.7%
-------------------------------------------------------------------------------------
9.             SHELL TRANSPORT & TRADING            United Kingdom              1.7%
-------------------------------------------------------------------------------------
10.            MUENCHENER RUECKVERSICHERUNGS-       Germany                     1.6%
               GESELLSCHAFT
-------------------------------------------------------------------------------------
11.            ASSICURAZIONI GENERALI               Italy                       1.5%
-------------------------------------------------------------------------------------
12.            ELECTRONIC ARTS                      United States               1.4%
-------------------------------------------------------------------------------------
13.            BAYER                                Germany                     1.4%
-------------------------------------------------------------------------------------
14.            SUEZ LYONNAISE DES EAUX              France                      1.3%
-------------------------------------------------------------------------------------
15.            UNUMPROVIDENT                        United States               1.3%
-------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL BLUE CHIP FUND
Portfolio of Investments at April 30, 2001 (Unaudited)

                                                                                            PRINCIPAL
    SHORT TERM INVESTMENTS--6.8%                                                              AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------

    UNITED STATES
                                       Federal Home Loan Bank, 4.770%, 05/01/2001**
                                       (Cost $2,441,000)                                    $2,441,000   $ 2,441,000
                                       ---------------------------------------------------------------------------------
    BONDS--3.3%
------------------------------------------------------------------------------------------------------------------------

    GERMANY
                                       Bundesschatzanweisungen, 3.000%, 06/15/2001          1,130,000      1,001,498
                                       Government of Germany, 5.250%, 07/04/2010              225,000        203,202
                                       ---------------------------------------------------------------------------------
                                       TOTAL BONDS
                                       (Cost $1,233,247)                                                   1,204,700
                                       ---------------------------------------------------------------------------------
    U.S. GOVERNMENT & AGENCIES--2.2%
------------------------------------------------------------------------------------------------------------------------

    UNITED STATES
                                       U.S. Treasury Note, 5.500%, 05/15/2009
                                       (Cost $820,190)                                        794,000        803,060
                                       ---------------------------------------------------------------------------------
                                                                                            NUMBER OF
    PREFERRED STOCKS--0.5%                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------

    GERMANY
                                       ProSieben Sat.1 Media AG
                                         (PRODUCER AND BROADCASTER OF TELEVISION
                                         PROGRAMMING)
                                       (Cost $213,852)                                          9,238        168,206
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS--87.2%
------------------------------------------------------------------------------------------------------------------------

    AUSTRALIA--0.8%
                                       Broken Hill Proprietary Co., Ltd.                       26,700        294,388
                                         (PRODUCER OF PETROLEUM, MINERAL AND STEEL
                                         PRODUCTS)
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    BRAZIL--1.0%
                                       Aracruz Celulose SA "B" (ADR)                           15,100        214,420
                                         (MANUFACTURER OF FOREST PRODUCTS)
                                       Companhia Vale do Rio Doce (ADR)                         5,600        131,250
                                         (OPERATOR OF DIVERSE MINING AND INDUSTRIAL
                                         COMPLEX)
                                       ---------------------------------------------------------------------------------
                                                                                                             345,670
------------------------------------------------------------------------------------------------------------------------

    CANADA--7.0%
                                       Alberta Energy Co., Ltd.                                17,700        870,539
                                         (PRODUCER OF OIL AND GAS)
                                       Alcan, Inc.                                              9,752        433,935
                                         (MANUFACTURER OF ALUMINUM AND FINISHED PRODUCTS)
                                       BCE, Inc.                                               12,800        319,896
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)
                                       Barrick Gold Corp.                                      19,700        323,868
                                         (EXPLORER AND PRODUCER OF GOLD IN NORTH AND SOUTH
                                         AMERICA)
                                       Canadian National Railway Co.                           11,400        452,705
                                         (PROVIDER OF RAILROAD SERVICES)
                                       Nortel Networks Corp.                                    7,710        117,963
                                         (PROVIDER OF TELEPHONE, DATA AND WIRELESS
                                         PRODUCTS FOR THE INTERNET)
                                       ---------------------------------------------------------------------------------
                                                                                                           2,518,906

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------

    FRANCE--5.5%
                                       Aventis SA                                               9,909    $   768,342
                                         (MANUFACTURER OF LIFE SCIENCE PRODUCTS)
                                       Compagnie Generale des Etablissements Michelin           5,155        171,288
                                         (MANUFACTURER OF TIRES)
                                       Compagnie de Saint-Gobain                                1,181        178,324
                                         (MANUFACTURER OF INDUSTRIAL GLASS, INSULATION,
                                         ABRASIVES AND OTHER BUILDING MATERIALS)
                                       Suez Lyonnaise des Eaux SA                               3,246        480,324
                                         (DISTRIBUTOR OF WATER AND ELECTRICITY)
                                       Vivendi Universal SA                                     5,470        379,202
                                         (PROVIDER OF VARIOUS PUBLIC SERVICES)
                                       ---------------------------------------------------------------------------------
                                                                                                           1,977,480
------------------------------------------------------------------------------------------------------------------------

    GERMANY--7.4%
                                       BASF AG                                                  7,239        308,625
                                         (EXPLORER AND PRODUCER OF OIL, NATURAL GAS, AND
                                         CHEMICAL PRODUCTS)
                                       Bayer AG                                                11,761        494,101
                                         (PRODUCER OF CHEMICAL PRODUCTS)
                                       Bayerische Hypo-und Vereinsbank                          7,562        419,114
                                         (PROVIDER OF BANKING SERVICES)
                                       Deutsche Post AG                                         9,251        157,022
                                         (PROVIDER OF MAIL DELIVERY SERVICES)
                                       E.On AG                                                  6,190        311,459
                                         (DISTRIBUTOR OF OIL AND CHEMICALS)
                                       KarstadtQuelle AG                                        7,927        245,018
                                         (OPERATOR OF DEPARTMENT STORES)
                                       Metro AG                                                 4,309        196,338
                                         (OPERATOR OF RETAIL STORES)
                                       Muenchener Rueckversicherungs-Gesellschaft AG            1,977        561,033
                                         (Registered)
                                         (PROVIDER OF FINANCIAL SERVICES)
                                       ---------------------------------------------------------------------------------
                                                                                                           2,692,710
------------------------------------------------------------------------------------------------------------------------

    HONG KONG--0.5%
                                       China Mobile Ltd.*                                      38,000        187,099
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION SERVICES)
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ITALY--1.7%
                                       Assicurazioni Generali SpA                              16,800        543,152
                                         (PROVIDER OF INSURANCE AND FINANCIAL SERVICES)
                                       Mediobanca SpA                                           7,900         87,219
                                         (PROVIDER OF LOANS AND CREDIT TO MANUFACTURING
                                         AND SERVICE FIRMS)
                                       ---------------------------------------------------------------------------------
                                                                                                             630,371
------------------------------------------------------------------------------------------------------------------------

    JAPAN--12.1%
                                       Canon, Inc.                                              7,000        274,477
                                         (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                         EQUIPMENT)
                                       Chugai Pharmaceutical Co., Ltd.                          5,000         74,177
                                         (PRODUCER OF PHARMACEUTICALS)
                                       Daiwa Securities Group, Inc.                            28,000        316,921
                                         (PROVIDER OF FINANCIAL SERVICES)
                                       Fujitsu Ltd.                                             5,000         68,720
                                         (MANUFACTURER OF COMPUTERS)
                                       Kyorin Pharmaceutical Co., Ltd.                          3,000        107,203
                                         (MANUFACTURER AND DISTRIBUTOR OF PRESCRIPTION
                                         MEDICINES)
                                       Matsushita Electric Industrial Co.,Ltd.                 15,000        249,818
                                         (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)
                                       Mitsubishi Estate Co., Ltd.                             34,000        343,326
                                         (PROVIDER OF REAL ESTATE SERVICES)
                                       Mitsui Fudosan Co., Ltd.                                32,000        316,921
                                         (PROVIDER OF REAL ESTATE SERVICES)

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                       NTT Docomo, Inc.                                            14    $   287,493
                                         (PROVIDER OF VARIOUS TELECOMMUNICATION SERVICES
                                         AND EQUIPMENT)
                                       Nikko Securities Co., Ltd.                              14,000        118,846
                                         (PROVIDER OF FINANCIAL SERVICES)
                                       Nippon Telegraph & Telephone Corp.                          26        165,009
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)
                                       Nomura Securities Co., Ltd.                             14,000        295,416
                                         (PROVIDER OF FINANCIAL SERVICES)
                                       Sankyo Co., Ltd.                                        10,000        208,586
                                         (PRODUCER OF LEADING ETHICAL DRUGS)
                                       Sony Corp.                                               2,400        179,287
                                         (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                         ELECTRONIC EQUIPMENT)
                                       Sumitomo Mitsui Banking Corp.                           23,400        218,317
                                         (PROVIDER OF COMMERCIAL BANKING SERVICES)
                                       Teijin Ltd.                                             76,000        389,555
                                         (MANUFACTURER OF POLYESTER PRODUCTS)
                                       Toshiba Corp.                                           14,000         91,794
                                         (MANUFACTURER OF ELECTRIC MACHINERY)
                                       Yamada Denki Co., Ltd.                                   5,100        418,094
                                         (RETAILER AND REPAIRER OF CONSUMER ELECTRONIC
                                         EQUIPMENT)
                                       Yamanouchi Pharmaceutical Co., Ltd.                      9,000        248,848
                                         (MANUFACTURER AND MARKETER OF PHARMACEUTICAL
                                         PRODUCTS)
                                       ---------------------------------------------------------------------------------
                                                                                                           4,372,808
------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--3.2%
                                       Nestle SA (Registered)                                     304        630,139
                                         (PRODUCER OF FOOD AND BEVERAGE PRODUCTS)
                                       Roche Holding AG                                            38        273,230
                                         (MANUFACTURER OF PHARMACEUTICAL AND CHEMICAL
                                         PRODUCTS)
                                       STMicroelectronics NV                                    6,736        271,923
                                         (MANUFACTURER OF SEMICONDUCTOR INTEGRATED
                                         CIRCUITS)
                                       ---------------------------------------------------------------------------------
                                                                                                           1,175,292
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--11.7%
                                       ARM Holdings PLC*                                        9,915         54,464
                                         (DESIGNER OF ELECTRONIC COMPONENTS)
                                       BOC Group PLC                                           26,561        390,594
                                         (DEVELOPER OF CHEMICAL PRODUCTS)
                                       Cable and Wireless PLC                                  23,094        169,640
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)
                                       Carlton Communications PLC                              30,312        185,153
                                         (PROVIDER OF TELEVISION POST PRODUCTION PRODUCTS
                                         AND SERVICES)
                                       EMI Group PLC                                           36,689        233,027
                                         (PRODUCER OF MUSIC RECORDINGS)
                                       GlaxoSmithKline PLC*                                    13,015        343,874
                                         (MANUFACTURER OF PRESCRIPTION AND OVER-THE-
                                         COUNTER MEDICINES)
                                       Great Universal Stores PLC                              38,284        295,459
                                         (OPERATOR OF CATALOG HOME SHOPPING, RETAILING,
                                         FINANCE AND PROPERTY INVESTMENT BUSINESSES)
                                       International Power PLC                                 75,429        324,513
                                         (GENERATOR OF ELECTRIC POWER)
                                       Prudential Corp PLC                                      2,307         26,995
                                         (PROVIDER OF A BROAD RANGE OF FINANCIAL SERVICES)
                                       Railtrack Group PLC                                     19,637        137,645
                                         (OPERATOR OF RAILWAY INFRASTRUCTURE)

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Rio Tinto PLC                                           42,870    $   868,370
                                         (DEVELOPER OF MINING PRODUCTS)
                                       Scottish Power PLC                                      46,995        299,157
                                         (PROVIDER OF ELECTRIC POWER)
                                       Shell Transport & Trading PLC                           73,923        617,033
                                         (PROVIDER OF OIL INTERNATIONALLY)
                                       Vodafone Group PLC                                      89,875        272,882
                                         (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)
                                       ---------------------------------------------------------------------------------
                                                                                                           4,218,806
------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--36.3%
                                       AOL Time Warner, Inc.*                                   7,100        358,550
                                         (PROVIDER OF ENTERTAINMENT, NEWS, AND INTERNET
                                         BRANDS ACROSS CONVERGING FORMS OF MEDIA)
                                       AT&T Corp. -- Liberty Media Group "A"*                  23,300        372,798
                                         (OPERATOR OF ENTERTAINMENT NETWORKS)
                                       Air Products and Chemicals, Inc.                        10,000        429,900
                                         (PRODUCER OF INDUSTRIAL GASES)
                                       Alexion Pharmaceuticals, Inc.*                           1,000         23,330
                                         (DEVELOPER OF IMMUNOREGULATORY COMPOUNDS)
                                       Allegheny Energy, Inc.                                   1,300         66,508
                                         (PROVIDER OF ELECTRIC AND GAS POWER)
                                       Allstate Corp.                                           5,900        246,325
                                         (PROVIDER OF PROPERTY-LIABILITY AND LIFE
                                         INSURANCE)
                                       American Home Products Corp.                             5,000        288,750
                                         (MANUFACTURER AND RETAILER OF CONSUMER HEALTHCARE
                                         PRODUCTS)
                                       Anadarko Petroleum Corp.                                16,600      1,072,692
                                         (EXPLORER AND PRODUCER OF CRUDE OIL AND NATURAL
                                         GAS)
                                       Boston Properties, Inc. (REIT)                           9,000        355,590
                                         (DEVELOPER OF COMMERCIAL AND INDUSTRIAL REAL
                                         ESTATE)
                                       Burlington Resources, Inc.                              13,100        618,451
                                         (PROVIDER OF OIL INTERNATIONALLY)
                                       Chubb Corp.                                              4,200        280,350
                                         (PROVIDER OF PROPERTY AND CASUALTY INSURANCE)
                                       Comcast Corp. "A"*                                       7,200        316,152
                                         (PROVIDER OF CABLE COMMUNICATION NETWORKS)
                                       EMC Corp.*                                               3,800        150,480
                                         (PROVIDER OF ENTERPRISE STORAGE SYSTEMS,
                                         SOFTWARE, NETWORKS, AND SERVICES)
                                       Edison International                                    18,800        185,180
                                         (PROVIDER OF ELECTRIC POWER)
                                       Electronic Arts, Inc.*                                   9,100        515,242
                                         (DEVELOPER AND MARKETER OF ENTERTAINMENT
                                         SOFTWARE)
                                       Electronic Data Systems Corp.                            7,000        451,500
                                         (PROVIDER OF INFORMATION TECHNOLOGY SYSTEMS)
                                       Enron Corp.                                              4,300        269,696
                                         (PRODUCER OF NATURAL GAS AND ELECTRICITY)
                                       Exelon Corp.                                            16,575      1,144,504
                                         (DISTRIBUTOR OF ELECTRICITY AND GAS)
                                       Exxon Mobil Corp.                                        4,100        363,260
                                         (PROVIDER OF OIL INTERNATIONALLY)
                                       FPL Group, Inc.                                          5,200        311,480
                                         (PROVIDER OF ELECTRIC AND GAS POWER)
                                       Genzyme Corp.*                                             800         87,176
                                         (DEVELOPER AND MARKETER OF THERAPEUTIC AND
                                         SURGICAL PRODUCTS)
                                       Human Genome Sciences, Inc.*                             2,400        154,152
                                         (DEVELOPER OF PROPRIETARY PHARMACEUTICAL AND
                                         DIAGNOSTIC PRODUCTS)
                                       Immunex Corp.*                                          15,600    $   238,056
                                         (DEVELOPER OF BIOPHARMACEUTICAL PRODUCTS)


 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF
                                                                                              SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
                                       International Business Machines Corp.                    3,300    $   379,962
                                         (MANUFACTURER AND OPERATOR OF COMPUTER AND
                                         BUSINESS EQUIPMENT)
                                       International Paper Co.                                  7,500        293,850
                                         (MANUFACTURER OF PAPER, PULP AND WOOD PRODUCTS)
                                       Intuit, Inc.*                                            6,900        221,076
                                         (PROVIDER OF FINANCIAL SOFTWARE FOR HOUSEHOLDS
                                         AND SMALL BUSINESSES)
                                       KPMG Consulting, Inc.*                                   9,100        142,051
                                         (PROVIDER OF CONSULTING SERVICES)
                                       Lockheed Martin Corp.                                   12,500        439,500
                                         (MANUFACTURER OF AIRCRAFT, MISSILES AND SPACE
                                         EQUIPMENT)
                                       Nabors Industries, Inc.*                                 5,000        298,100
                                         (CONTRACTOR OF LAND DRILLING)
                                       Newmont Mining Corp.                                    11,500        209,645
                                         (EXPLORER AND DEVELOPER OF MINERAL PROPERTIES)
                                       Phillips Petroleum Co.                                   3,100        184,760
                                         (EXPLORER OF PETROLEUM PRODUCTS)
                                       ProLogis Trust (REIT)                                   21,400        440,840
                                         (OWNER OF CORPORATE DISTRIBUTION FACILITIES)
                                       QUALCOMM, Inc.*                                          2,600        149,136
                                         (DEVELOPER AND MANUFACTURER OF COMMUNICATION
                                         SYSTEMS)
                                       Sabre Group Holdings, Inc."A"*                          20,100      1,002,186
                                         (PROVIDER OF ONLINE TRAVEL RESERVATION
                                         CAPABILITIES)
                                       St. Paul Companies, Inc.                                 4,600        207,460
                                         (PROVIDER OF INSURANCE SERVICES)
                                       USEC, Inc.                                              21,200        176,596
                                         (PROVIDER OF ENRICHED URANIUM PRODUCTS AND
                                         SERVICES)
                                       Unocal Corp.                                             5,000        190,800
                                         (EXPLORER AND PRODUCER OF OIL AND GAS)
                                       UnumProvident Corp.                                     15,600        466,596
                                         (PROVIDER OF GROUP DISABILITY AND SPECIAL RISK
                                         INSURANCE)
                                       ---------------------------------------------------------------------------------
                                                                                                          13,102,680
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                                                                                          31,516,210
                                       (Cost $29,731,850)
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100%
                                                                                                         $36,133,176
                                       (Cost $34,440,139) (a)
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing

** Annualized yield at time of purchase; not a coupon rate

(a) The cost for federal income tax purposes was $34,501,380. At April 30, 2001 the net unrealized appreciation for all securities based on tax cost was $1,631,796. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $4,621,272 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,989,476.

         ACRONYM                     NAME
         -------                     ----

           ADR            American Depositary Receipt

                          Real Estate Investment
           REIT           Trust


    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001 (Unaudited)

ASSETS
---------------------------------------------------------------------------
Investments, at value (cost $34,440,139)                        $36,133,176
---------------------------------------------------------------------------
Cash                                                                  1,176
---------------------------------------------------------------------------
Foreign currency, at value                                           19,561
---------------------------------------------------------------------------
Receivable for investments sold                                       4,901
---------------------------------------------------------------------------
Dividend receivable                                                  34,739
---------------------------------------------------------------------------
Interest receivable                                                  56,916
---------------------------------------------------------------------------
Receivable for Fund shares sold                                     362,468
---------------------------------------------------------------------------
Due from Advisor                                                    214,520
---------------------------------------------------------------------------
Foreign taxes recoverable                                            20,494
---------------------------------------------------------------------------
TOTAL ASSETS                                                     36,847,951
---------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------
Payable for investments purchased                                    62,736
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     68,096
---------------------------------------------------------------------------
Accrued management fee                                               25,000
---------------------------------------------------------------------------
Accrued trustee fee                                                     600
---------------------------------------------------------------------------
Accrued reorganization                                               31,485
---------------------------------------------------------------------------
Other accrued expenses and payables                                  97,505
---------------------------------------------------------------------------
Total liabilities                                                   285,422
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $36,562,529
---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss                                 $   (88,062)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                       1,693,037
---------------------------------------------------------------------------
Foreign currency related transactions                                (1,620)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (1,346,748)
---------------------------------------------------------------------------
Paid-in-capital                                                  36,305,922
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $36,562,529
---------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($18,122,717 / 1,544,116 shares of capital stock
  outstanding, $.01 par value, 33,333,333 shares authorized)         $11.74
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $11.74)             $12.46
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,506,968 /
  1,189,379 shares of capital stock outstanding, $.01 par
  value, 33,333,333 shares authorized)                               $11.36
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,932,844 /
  433,263 shares of capital stock outstanding, $.01 par
  value, 33,333,334 shares authorized)                               $11.39
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six Months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $19,575)            $   236,966
---------------------------------------------------------------------------
Interest                                                             98,539
---------------------------------------------------------------------------
Total income                                                        335,505
---------------------------------------------------------------------------
Expenses:
Management fee                                                      175,276
---------------------------------------------------------------------------
Services to shareholders                                            165,000
---------------------------------------------------------------------------
Custodian and accounting fees                                        87,500
---------------------------------------------------------------------------
Distribution services fees                                           67,165
---------------------------------------------------------------------------
Administrative services fees                                         43,819
---------------------------------------------------------------------------
Legal                                                                 6,000
---------------------------------------------------------------------------
Trustees' fees and expenses                                          10,000
---------------------------------------------------------------------------
Reports to shareholders                                              30,000
---------------------------------------------------------------------------
Registration fees                                                    31,250
---------------------------------------------------------------------------
Reorganization                                                       33,000
---------------------------------------------------------------------------
Other                                                                   762
---------------------------------------------------------------------------
Total expenses, before expense reductions                           649,772
---------------------------------------------------------------------------
Expense reductions                                                 (223,453)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            426,319
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        (90,814)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (1,277,870)
---------------------------------------------------------------------------
Foreign currency related transactions                                11,139
---------------------------------------------------------------------------
                                                                 (1,266,731)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                        (946,618)
---------------------------------------------------------------------------
Foreign currency related transactions                                 1,104
---------------------------------------------------------------------------
                                                                   (945,514)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (2,212,245)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(2,303,059)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                   APRIL 30,                YEAR ENDED
                                                                      2001                  OCTOBER 31,
                                                                  (UNAUDITED)                  2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                      $    (90,814)                (128,355)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 (1,266,731)               1,870,921
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                            (945,514)                 548,277
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          (2,303,059)               2,290,843
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains:
  Class A                                                             (819,057)                 (34,564)
-------------------------------------------------------------------------------------------------------
  Class B                                                             (661,385)                 (22,528)
-------------------------------------------------------------------------------------------------------
  Class C                                                             (206,941)                  (6,728)
-------------------------------------------------------------------------------------------------------
Fund share transactions
Proceeds from shares sold                                           13,507,154               29,633,008
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        1,639,284                   61,674
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (10,855,748)             (18,637,084)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                         4,290,690               11,057,598
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                      300,248               13,284,621
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   36,262,281               22,977,660
-------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income (loss)
$(88,062) and $2,752, respectively)                               $ 36,562,529               36,262,281
-------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                               CLASS A
                                                ---------------------------------------------------------------------
                                                                                                  FOR THE PERIOD
                                                SIX MONTHS ENDED            YEAR ENDED            DECEMBER 31, 1997
                                                 APRIL 30,                 OCTOBER 31,            (COMMENCEMENT
                                                   2001             --------------------------    OF OPERATIONS)
                                                (UNAUDITED)           2000           1999         TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.12            11.88          10.21               9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                         --               --            .03                .05
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                (.78)            1.27           1.64                .66
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.78)            1.27           1.67                .71
---------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on
investment transactions                                (.60)            (.03)            --                 --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.74            13.12          11.88              10.21
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                 (6.12)*          10.78          16.26               7.47*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           18,123           17,778         12,816              6,112
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        3.03**           2.85           3.35               6.06**
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.87(d)**        1.80           1.80               1.80**
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .16(d)**         .02            .24                .92**
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              46**             54             68                 84**
---------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                                ---------------------------------------------------------------------
                                                                                                  FOR THE PERIOD
                                                SIX MONTHS ENDED            YEAR ENDED            DECEMBER 31, 1997
                                                 APRIL 30,                 OCTOBER 31,            (COMMENCEMENT
                                                   2001             --------------------------    OF OPERATIONS)
                                                (UNAUDITED)           2000           1999         TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $12.77            11.67          10.13               9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.06)            (.11)          (.07)                --
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                (.75)            1.24           1.61                .63
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                       (.81)            1.13           1.54                .63
---------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain on
investment transactions                                (.60)            (.03)            --                 --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.36            12.77          11.67              10.13
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                               (6.53)*           9.77          15.10               6.63*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)           13,507           14,074          7,963              2,695
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        4.03(d)**        3.78           4.54               7.69**
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.79(d)**        2.68           2.68               2.68**
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.78)**          (.86)          (.64)              (.04)**
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              46**             54             68                 84**
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                             -----------------------------------------------------------------------
                                             SIX MONTHS ENDED        YEAR ENDED          FOR THE PERIOD
                                              APRIL 30,              OCTOBER 31,        DECEMBER 31, 1997
                                                2001             -------------------    (COMMENCEMENT OF OPERATIONS)
                                             (UNAUDITED)         2000          1999     TO OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $12.80         11.69         10.14                9.50
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                    (.05)         (.11)         (.07)                 --
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) or
investment transactions                             (.76)         1.25          1.62                 .64
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (.81)         1.14          1.55                 .64
--------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain or
investment transactions                             (.60)         (.03)           --                  --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.39         12.80         11.69               10.14
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                            (6.52)*        9.84         15.19                6.74*
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)         4,933         4,411         2,199                 733
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                 4.56(d) **    4.15          4.85                7.66**
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                                 2.75(d) **    2.65          2.65                2.65**
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)           (.71)**       (.84)         (.61)                .07**
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           46**          54            68                  84**
--------------------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

(c) Total return would have been lower had certain expenses not been waived.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions for Class A, Class B and Class C were 2.96%, 3.91% and 4.45% respectively, and after expense reductions for Class A, Class B and Class C were 1.80%, 2.68% and 2.65%, respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Global Blue Chip Fund (the "Fund") is a
                             diversified series of Kemper Global/International
                             Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or the "Advisor"), formerly Scudder Kemper
                             Investments, Inc., and pays a monthly management fee of 1/12 of the annual rate of 1.00% of the first $250 million of average daily net assets declining to 0.90% of average daily net assets in excess of $1 billion. The Fund incurred a management fee of $148,985 for the six months ended
                             April 30, 2001, after an expense reduction by ZSI of $26,291. This was equivalent to an annualized effective rate of .85% for the six months ended
                             April 30, 2001.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained

NOTES TO FINANCIAL STATEMENTS

                             by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $2,313.

                             For services under the distribution services agreement, the Fund pays SDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended April 30, 2001 are $84,717, of which $10,891 was unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred an administrative services fee of $11,985 for the six months ended April 30, 2001, after an expense reduction by ZSI of $31,834, of which $7,143 was unpaid at April 30, 2001.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC incurred shareholder services fees of $165,000 for the six months ended April 30, 2001, all of which was waived by ZSI.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of ZSI, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred fund accounting fees of $25,000 for the six months ended April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of ZSI. For the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees' fees of $10,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $10,688,442

                             Proceeds from sales                       8,093,137

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                    APRIL 30, 2001                 OCTOBER 31, 2000
                                                               -------------------------      ---------------------------
                                                                SHARES         AMOUNT          SHARES           AMOUNT

                                       SHARES SOLD

                                       ----------------------------------------------------------------------------------

                                        Class A                 771,859      $ 9,373,071      1,239,323      $ 16,484,699

                                       ----------------------------------------------------------------------------------

                                        Class B                 200,614        2,337,599        662,307         8,609,726

                                       ----------------------------------------------------------------------------------

                                        Class C                 149,561        1,742,859        349,416         4,538,583

                                       ----------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       ----------------------------------------------------------------------------------

                                        Class A                  66,381          795,242          2,519            33,137

                                       ----------------------------------------------------------------------------------

                                        Class B                  55,039          640,107          1,698            21,907

                                       ----------------------------------------------------------------------------------

                                        Class C                  17,490          203,935            513             6,630

                                       ----------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       ----------------------------------------------------------------------------------

                                        Class A                (653,359)      (8,000,582)      (966,144)      (12,951,615)

                                       ----------------------------------------------------------------------------------

                                        Class B                (163,373)      (1,876,083)      (244,949)       (3,190,506)

                                       ----------------------------------------------------------------------------------

                                        Class C                 (78,315)        (925,458)      (193,615)       (2,494,963)

                                       ----------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       ----------------------------------------------------------------------------------

                                        Class A                   4,424           53,625             --                --

                                       ----------------------------------------------------------------------------------

                                        Class B                  (4,560)         (53,625)            --                --

                                       ----------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS           $ 4,290,690                     $ 11,057,598

                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $328 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    SUBSEQUENT EVENT        On June 15, 2001, all of the net assets of the
                             Kemper Global Blue Chip Fund (the "Fund") were acquired by the Scudder Global Fund, pursuant to a plan of reorganization approved by the shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 1,530,434 shares of Class
                             A, 1,224,762 shares of Class B and 433,339 shares of Class C of the Fund, respectively outstanding on June 15, 2001, for 711,048 shares of Class A,
                             549,897 shares of Class B and 195,056 shares of Class C of the Scudder Global Fund, respectively.

NOTES

NOTES

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Director                          President                         Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Chairperson and                   Vice President and                Assistant Secretary
Vice President                    Assistant Secretary
                                                                    BRENDA LYONS
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Treasurer
Director                          Treasurer
ARTHUR R. GOTTSCHALK              JOYCE E. CORNELL
Director                          Vice President
FREDERICK T. KELSEY               WILLIAM HOLZER
Director                          Vice President
KATHRYN L. QUIRK                  KATHRYN L. QUIRK
Director and                      Vice President
Vice President
                                  WILLIAM F. TRUSCOTT
FRED B. RENWICK                   Vice President
Director
                                  LINDA J. WONDRACK
JOHN G. WEITHERS                  Vice President
Director

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICES COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.scudder.com

DIRECTORS&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGBCF - 3 (6/25/01) 12837